Exhibit 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: June 7, 2010 To July 4, 2010

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	JULY 27, 2010
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	JULY 27, 2010
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	5/9/2010	6/6/2010	7/4/2010

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,249,642	$8,332,220	$7,786,999
Accounts receivable [1]	2,001,914	1,850,702	1,811,429
Inventories	—	—	—
Prepaid expenses and other current assets	99,402	89,635	79,867
Income taxes receivable	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	12,985,741	12,907,340	12,313,078

Gross property, plant and equipment:	—	—	—
Less accumulated depreciation	—	—	—

Net property, plant and equipment	—	—	—

Investment	2,303,591	2,262,715	2,179,878
Net Intercompany receivable	—	—	—
Other assets	27,798,182	27,798,182	27,798,182

TOTAL ASSETS	43,087,514	42,968,237	42,291,138

CURRENT LIABILITIES
Accounts payable	10,509	1,559	22,691
Accrued expenses	526,952	465,662	148,242

TOTAL CURRENT LIABILITIES	537,461	467,221	170,933

LIABILITIES NOT SUBJECT TO COMPROMISE	537,461	467,221	170,933

LIABILITIES SUBJECT TO COMPROMISE[2]	420,556,561	420,674,764	420,506,070

STOCKHOLDERS’ EQUITY
Common stock	20,238,486	20,238,486	20,238,486
Additional paid-in capital	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(2,484,470)	(2,484,470)	(2,484,470)
Retained earnings	(494,501,222)	(494,668,462)	(494,880,579)

TOTAL STOCKHOLDERS’ EQUITY	(378,006,508)	(378,173,748)	(378,385,865)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$43,087,514	$42,968,237	$42,291,138

1.	Accounts receivable include $2,001,914 $1,850,702 and $1,811,429 of non trade receivables, deposits, advances and other miscellaneous receivables for April, May and June respectively.
2.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates. Pre-petition debt and accrued interest in GBP is valued at 1.5667 GBP to 1 USD and Pre-petition debt and accrued interest in Euros is valued at 1.3683 Euro to 1 USD.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	5/9/2010	6/6/2010	7/4/2010

Net sales	$—	$—	$—
Cost of products sold	—	—	—
Selling, general and administrative expenses	54,236	39,123	47,539
Gain (loss) on foreign currency translation[1]	—	—	—
Other income (loss), net	51,680	—	30,874

Operating loss	(2,556)	(39,123)	(16,665)

Loss on divestiture	—	—	—
Reorganization costs and other financing costs	3,465	40,419	38,278
Interest expense, net[1]	(2,607)	(2,804)	(2,738)

Loss from continuing operations	(3,414)	(76,738)	(52,205)

Intercompany income, net	—	—	—

Loss from continuing operations before taxes	(3,414)	(76,738)	(52,205)

Tax expense	3,213	3,213	3,213

Loss before discontinued operations	(6,627)	(79,951)	(55,418)

Loss (income) from discontinued operations, net of tax	430,041	87,227	156,698

Net (loss) income	$(436,668)	$(167,178)	$(212,116)

1.	Beginning with the period ended 3/7/2010 the company is no longer accruing interest on its pre-petition debt. In addition, pre-petition debt denominated in foreign currencies is no longer being revalued for changes in foreign exchange rates.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	5/9/2010	6/6/2010	7/4/2010
Operating activities:
Net loss	$9,173,550	$9,006,372	$8,794,255
Depreciation and amortization	—	—	—

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(6,888)	144,325	183,596
Inventories	—	—	—
Other assets	(99,402)	(89,635)	(79,867)
Accounts payable and accrued expenses	(311,231)	(381,471)	(677,758)
Income taxes payable	552,834	711,912	871,823
Loss on divestiture	—	—	—
Loss on sale of fixed assets	—	—	—
Other	(10,289,563)	(10,289,625)	(10,535,392)

Net cash provided by operating activities	(980,700)	(898,122)	(1,443,343)

Investing activities:
Purchases of property, plant and equipment	—	—	—
Divestitures	—	—	—
Proceeds from sales of property, plant and equipment	—	—	—
Other	—	—	—

Net cash (used in) provided by investing activities	—	—	—

Financing activities:
Net borrowings on credit lines	—	—	—
Payments on long-term debt	—	—	—
Proceeds from long-term debt	—	—	—
Intercompany	—	—	—
Other	—	—	—

Net cash provided by (used in) financing activities	—	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—

Increase (decrease) in cash and cash equivalents	(980,700)	(898,122)	(1,443,343)

Cash and cash equivalents at beginning of Year	9,230,342	9,230,342	9,230,342

Cash and cash equivalents at end of Period	$8,249,642	$8,332,220	$7,786,999

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

ACCOUNTS RECEIVABLE AGING[1]	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
1. 0-30		$—	$—	$—
2. 31-60		—	—	—
3. 61-90		—	—	—
4. 91+		—	—	—

5. TOTAL ACCOUNTS RECEIVABLE		$—	$—	$—
6. AMOUNT CONSIDERED UNCOLLECTIBLE

7. ACCOUNTS RECEIVABLE (NET)		$—	$—	$—

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

Following the sale on 4/30/2009 the debtors have no trade receivables.

AGING OF POSTPETITION TAXES AND PAYABLES			MONTH:	6/7/10-7/4/10

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$—	$—	$—	$—	$—
2. STATE	—	—	—	—	—

3. LOCAL	—	—	—	—	—

4. OTHER (ATTACH LIST)	—	—	—	—	—

5. TOTAL TAXES PAYABLE	$—	$—	$—	$—	$—

6. ACCOUNTS PAYABLE	$22,691	$—	$—	$—	$22,691

STATUS OF POSTPETITION TAXES		MONTH:	6/7/10-7/4/10

FEDERAL	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING**	$—	$—	$—	—
2. FICA-EMPLOYEE**	—	—	—	—
3. FICA-EMPLOYER**	—	—	—	—
4. UNEMPLOYMENT	—	—	—	—
5. INCOME	—	—	—	—
6. OTHER (ATTACH LIST) franchise taxes	—	—	—	—

7. TOTAL FEDERAL TAXES	$—	$—	$0	$—

STATE AND LOCAL
8. WITHHOLDING	$—	$—	$—	—
9. SALES	—	—	—	—
10. EXCISE	—	—	—	—
11. UNEMPLOYMENT	—	—	—	—
12. REAL PROPERTY	—	—	—	—
13. PERSONAL PROPERTY	—	—	—	—
14. OTHER	—	—	—	—

15. TOTAL STATE & LOCAL	$—	$—	$—	$—

16. TOTAL TAXES	$—	$—	$—	$—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	6/7/10-7/4/10

A. B. C.	BANK: ACCOUNT NUMBER: PURPOSE (TYPE):		Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	TOTAL
			2000044344937	2000044344953	2000049760707	2000042096355	2000042096368	2000028428497
			Money Market	Money Market	Money Market	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl
1.		BALANCE PER BANK STATEMENT	$4,725,292	$1,401,794	$1,247,197	$166,673	$260,926	$5,617	$7,807,499
2.		ADD: TOTAL DEPOSITS NOT CREDITED				—			—
3.		SUBTRACT: OUTSTANDING CHECKS				(20,875)			(20,875)
4.		OTHER RECONCILING ITEMS	—			—			—
5.		MONTH END BALANCE PER BOOKS	4,725,292	1,401,794	1,247,197	145,798	260,926	5,617	7,786,624
6.		NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.

11.	TOTAL INVESTMENTS				—

CASH

12.	CURRENCY ON HAND				$375

13.	TOTAL CASH -END OF MONTH				$7,786,999

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 6/7/10-7/4/10

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS

	TO INSIDERS		$—	$—

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Alvarez & Marsal	5/28/2010	$666	$666	$638,301
2.	FTI Consulting				61,845
3.	Goldman Sachs				4,142,218
4.	Gordian Group LLC				482,214
5.	Greenberg Traurig, LLP				1,161,050	15,000
6.	Hammonds	5/28/2010	5,290	5,290	122,338
7.	Hunton & Williams	5/28/2010			2,340,480	75,000
8.	Ivins, Phillips, & Barker	6/8/2010	330,281	330,281	1,105,918	12,140
9.	Kekst & Company				7,513
10.	Kurtzman Carson Consultants			6,577	505,210	6,000
11.	Lowenstein & Sandler PC				25,176	1,327
12.	Tavenner & Beran				54,920	9,500
13.	Quarles & Brady **	2/24, 3/31, 4/7, 6/8	926,660	245,767	2,343,299	882,180
	TOTAL PAYMENTS

	TO PROFESSIONALS		$1,262,897	$588,581	$12,990,481	$1,001,147

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.
**	Remainder of amount approved but not paid to be paid by insurance

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2.	James Center Property LLC	3,000	—	3,000
3.	Ikon Leasing	1,216	1,216	—
3.	Lanier Parking Solutions	130	—	130

	TOTAL	$4,346	$1,216	$3,130

CASE NAME: CANAL CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 6/7/10-7/4/10

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		2010
NAME	TYPE OF PAYMENT	April Amount Paid	May Amount Paid	June Amount Paid	TOTAL PAID TO DATE
1. Alvarez & Marsal	Professional	$—	$—	$666	638,301
2. Buchan, Brian J	BOD Fees	—	—	—	14,494
3. Causey Jr, John Paul	Payroll		—	—	328,497
4. Causey Jr, John Paul	Expense Reimb	396	389	—	9,026
5. Causey Jr, John Paul	Professional	13,110	10,260	—	23,370
6. Decaluwe, Rafael C	BOD Fees	—	—	—	30,365
7. Fell, Sir David	BOD Fees	—	—	7,000	137,454
8. Formacek, Candace C.	Payroll	—	—	—	69,375
9. Formacek, Candace C.	Expense Reimb	—	—	—	2,905
10. Fowden, Jerry	BOD Fees	—	—	—	10,705
11. FTI Consulting	Professional	—	—	—	61,845
12. Goldman Sachs	Professional	—	—	—	4,142,218
13. Gordian Group	Professional	—	—	—	482,214
14. Greenberg Traurig	Professional	—	14,875	—	1,161,050
15. Hammonds LLP	Professional	—	—	5,290	122,338
16. Hellyar, Mary Jane	BOD Fees	—	—	—	18,071
17. Henderson, Thomas	Expense Reimb	—	—	—	9,658
18. Henderson, Thomas M	Payroll	—	—	—	75,000
19. Henfling, Robin	Payroll	—	—	—	94,386
20. Henfling, Robin	Expense Reimb	—	—	—	8,231
21. Hockett, Vincent W.	Payroll	—	—	—	99,375
22. Hockett, Vincent W.	Expense Reimb	—	—	—	2,455
23. Hunton & Williams LLP	Professional	—	17,469	—	2,340,480
24. Ivins, Phillips & Baker	Professional	—	—	330,281	1,105,918
25. Kekst & Company	Professional	—	—	—	7,513
26. Kohut, Andrew J	Payroll	—	—	—	211,993
27. Kohut, Andrew J	Expense Reimb	—	—	—	1,189
28. Kohut, Andrew J	BOD Fees	—	—	3,750	28,900
29. Lowenstein Sandler PC	Professional	—	—	—	25,176
30. Kurtzman Carson Consultants	Professional	11,362	8,419	6,577	505,210
31. McKeough, John	Expense Reimb	—	—	—	16,030
32. Mckeough, John P.	Payroll	—	—	—	66,298
33. Mostrom, Joel K.	Payroll	—	—	—	128,244
34. Mostrom, Joel K.	Expense Reimb	—	—	—	1,862
35. Naftzger, Christopher	Payroll	—	—	—	77,076
36. Naftzger, Christopher	Expense Reimb	—	—	—	2,671
37. Petit, Henri	BOD Fees	—	—	2,625	39,710
38. Quarles & Brady	Professional	—	—	245,767	2,343,299
39. Rosenblum, DR. John W.	BOD Fees	—	—	3,750	65,300
40. Swade, Terry A.	Payroll	—	—	—	38,625
41. Swade, Terry A.	Expense Reimb	—	—	—	490
42. Tavenner & Beran	Professional	—	—	—	54,920
43. Thelander, Beverly L.	BOD Fees /Exp	—	—	3,750	70,123
44. Turley, Troy	Expense Reimb	—	—	—	11,302
45. Turley, Troy L.	Payroll	—	—	—	60,553
46. Winter, David A	Payroll	—	—	—	72,402
47. Winter, David A	Expense Reimb	—	—	—	251
TOTAL PAYMENTS

TO INSIDERS		$24,868	$51,412	$609,456	$14,816,868

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 6/7/10-7/4/10

QUESTIONNAIRE

	YES	NO

1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X

2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X

4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X

5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X

8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X

9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X

12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.	A miscellaneous asset was sold during the period persuant to motions granted by the bankruptcy court.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 6/7/10-7/4/10

INSURANCE

	YES	NO

1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X

3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: June 7, 2010 To July 4, 2010

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/24/10-4/24/11	$987	Paid at Inception

Umbrella Liability	Century Surety Company	4/24/10-4/24/11	$4,357	Paid at Inception

Commercial Property	The Harford	4/24/10-4/24/11	$6,392	Paid at Inception

Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/10 - 1/1/11	$50,000	Paid at Inception

Excess Directors and Officers Liability	Ace American Insurance Company	1/1/10 - 1/1/11	$25,000	Paid at Inception

Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/10 - 1/1/11	$20,000	Paid at Inception

Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/10 - 1/1/11	$15,000	Paid at Inception

Employed Lawyers Liability (policy period ammendment)	Chartis Specialty Insurance Company	1/1/10 - 1/1/14	$16,752	Paid at Inception

US Workers Compensation	Twin City Fire Insurance Company	5/1/10-5/1/11	$1,052	Paid at Inception

Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 -12/31/20	$6,500,000	Paid at Inception

CASE NAME: CANAL CORPORATION	APPENDIX B

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

SCHEDULE OF AUTHORIZED FOX RIVER EXPENSES PAID

DISBURSEMENTS MADE THROUGH JULY 4, 2010

NAME	DATE	AMOUNT
1. Latham & Watkins	1/20/2010	$175,000
2. Quarles & Brady, LLP	1/25/2010	109,913
3. Quarles & Brady, LLP	3/30/2010	33,100
4. CH2MHILL	4/17/2010	12,111
5. Quarles & Brady, LLP	6/12/2010	245,767

TOTAL PAYMENTS		$575,891